ASSIGNMENT


         This Assignment, dated as of April 30, 2001 ("Assignment"), is made by Lawrence Sodomire, an individual ("Sodomire"), and Robert Bachman, an individual ("Bachman" and, together with Sodomire, the "Assignors"), (i) to The Bachman & Sodomire Corporation ("Assignee") with the consent of Prime Kidney Stone Treatment, Inc., a New Jersey corporation ("Prime") and (ii) to Prime.

                               W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, Bachman owns 12.5% of the membership interests of AK Associates, L.L.C., a Texas limited liability company (the "Company"); and

         WHEREAS, Sodomire owns 12.5% of the membership interests of the Company; and

         WHEREAS, Prime owns the remaining 75% of the membership interests of the Company; and

         WHEREAS, Bachman wishes to grant, convey, transfer, assign and deliver to Assignee the right, title and interest in and to 10% of the membership interests of the Company held by Bachman; and

         WHEREAS, Bachman wishes to grant, convey, transfer, assign and deliver to Prime the right, title and interest in and to the remaining 2.5% of the membership interests of the Company held by Bachman in consideration of Prime's payment to Bachman of Six Hundred Thousand Dollars ($600,000); and

         WHEREAS, Prime wishes to make a Six Hundred Thousand Dollar ($600,000) payment to Bachman in consideration for Bachman's grant, conveyance, transfer, assignment and delivery of all right, title and interest in Bachman's 2.5% membership interest in the Company; and

         WHEREAS, Sodomire wishes to grant, convey, transfer, assign and deliver to Assignee the right, title and interest in and to 10% of the membership interests of the Company held by Sodomire; and

         WHEREAS, Sodomire wishes to grant, convey, transfer, assign and deliver to Prime the right, title and interest in and to the remaining 2.5% of the membership interests of the Company held by Sodomire in consideration of Prime's payment to Bachman of Six Hundred Thousand Dollars ($600,000); and

         WHEREAS, Prime wishes to make a Six Hundred Thousand Dollar ($600,000) payment to Sodomire in consideration for Sodomire's grant, conveyance, transfer, assignment and delivery of all right, title and interest in Sodomire's 2.5% membership interest in the Company; and

         WHEREAS, the members of the Company have agreed to contribute $6,000,000 to the Company for working capital with each member making contributions in proportion to its ownership interest; and

         WHEREAS, Bachman, Sodomire, and Prime, all of the members of the Company, consent to the assignment of Assignors' membership interests of the Company to Assignee.

         NOW, THEREFORE, in consideration of 500 shares of common stock of Assignee and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Bachman hereby grants, conveys, transfers, assigns and delivers to The Bachman & Sodomire Corporation all of Bachman's right, title and interest in and to Ten Percent (10%) of the membership interest in the Company held by Bachman and any and all assets, rights and/or benefits associated with such Ten Percent (10%) membership interest that the Company may own or otherwise be entitled to.

         TO HAVE AND TO HOLD, unto Assignee and its successors and assigns FOREVER.

         NOW, THEREFORE, in consideration of Six Hundred Thousand Dollars ($600,000) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Bachman hereby grants, conveys, transfers, assigns and delivers to Prime Kidney Stone Treatment Inc. all of Bachman's right, title and interest in and to Two and One-Half (2.5%) of the membership interest in the Company held by Bachman and any and all assets, rights and/or benefits associated with such Two and One Half Percent (2.5%) membership interest that the Company may own or otherwise be entitled to.

         TO HAVE AND TO HOLD, unto Prime and its successors and assigns FOREVER.

         NOW, THEREFORE, in consideration of 500 shares of common stock of Assignee and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Sodomire hereby grants, conveys, transfers, assigns and delivers to The Bachman & Sodomire Corporation all of Sodomire's right, title and interest in and to Ten Percent (10%) of the membership interest in the Company held by Sodomire and any and all assets, rights and/or benefits associated with such Ten Percent (10%) membership interest that the Company may own or otherwise be entitled to.

         TO HAVE AND TO HOLD, unto Assignee and its successors and assigns FOREVER.

         NOW, THEREFORE, in consideration of Six Hundred Thousand Dollars ($600,000) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Sodomire hereby grants, conveys, transfers, assigns and delivers to Prime Kidney Stone Treatment Inc. all of Sodomire's right, title and interest in and to Two and One-Half (2.5%) of the membership interest in the Company held by Sodomire and any and all assets, rights and/or benefits associated with such Two and One Half Percent (2.5%) membership interest that the Company may own or otherwise be entitled to.

         TO HAVE AND TO HOLD, unto Prime and its successors and assigns FOREVER.

         NOW, THEREFORE in consideration of Prime's contribution of Four Million Eight Hundred Thousand Dollars ($4,800,000) to the Company, each of the Assignors hereby agrees to contribute upon the execution of this Assignment Six Hundred Thousand Dollars ($600,000) to the Company.

         NOW, THEREFORE in consideration of each Assignor's contribution of Six Hundred Thousand Dollars ($600,000) to the Company, Prime hereby agrees to contribute upon the execution of this Assignment Four Million Eight Hundred Thousand Dollars ($4,800,000) to the Company.

         This Assignment shall be binding on and enforceable against Assignors and Assignors' respective heirs, administrators, executors, legal representatives, successors and assigns.

         Assignors covenant that each will from time to time make, execute and deliver such further instruments, acts, consents and assurances as Assignee or Prime may reasonably request to more effectively convey, transfer, assign to and vest in Assignee and Prime the membership interests of the Company being conveyed, transferred, assigned and delivered hereunder.

         Assignors further covenant that each will from time to time as the sole directors and shareholders of Assignee to cause to be made, executed and delivered by Assignee all such further instruments, consents and assurances as the other members of the Company may request to bind Assignee to the terms of the Company's Regulations, without limitation Section 2.5 therein.

         IN WITNESS WHEREOF, this Assignment has been duly executed and delivered by each Assignor in his capacity as Member to evidence his consent to the foregoing assignment pursuant to the Regulations and as Assignor herein to effect transfer of his membership interests in the Company.

         FURTHER, this Assignment has been duly executed and delivered by each of the other members of the Company to evidence their consent to the foregoing assignment pursuant to Section 2.5 of the Regulations.


                           [SIGNATURE PAGE FOLLOWS]

                                SIGNATURE PAGE TO

                                   ASSIGNMENT


         IN WITNESS WHEREOF, the parties have executed this Assignment as of the date first set forth above.




                           ------------------------------
                           Robert Bachman, Assignor

                           ------------------------------
                           Lawrence Sodomire, Assignor


                           Prime Kidney Stone Treatment, Inc., member

                           By:__________________________________
                           Name: _______________________________
                           Title: ________________________________